UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 7, 2006
Date of Report (Date of earliest event reported)
ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS		75240
(Address of Principal Executive Offices)		(Zip Code)
(972) 934-9227
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Underwriting Agreement
Opinion and Consent of Gibson, Dunn & Crutcher LLP, Dallas, Texas
Opinion and Consent of Hunton & Williams LLP, Richmond, Virginia

Item 1.01. Entry into a Material Definitive Agreement.
     On December 7, 2006, Atmos Energy Corporation (the “Company”) entered into the Underwriting Agreement, dated December 7, 2006 (the “underwriting agreement”), by and among the Company and Lehman Brothers Inc. and Goldman, Sachs & Co., as representatives of Lehman Brothers Inc., Goldman, Sachs & Co., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc. and Wachovia Capital Markets LLC (collectively, the “underwriters”), whereby the Company agreed to sell and the underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the underwriting agreement, 5,500,000 shares of the Company’s common stock, plus an option to purchase up to an additional 825,000 shares of the Company’s common stock upon the same terms and conditions if the underwriters sell more than 5,500,000 shares, in an offering registered under the Company's effective shelf registration statement. On December 8, 2006, the underwriters exercised their option in full. The underwriting agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.
     A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and is incorporated by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the underwriting agreement.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
1.1	Underwriting Agreement, dated December 7, 2006, by and among Atmos Energy Corporation and Lehman Brothers Inc. and Goldman, Sachs & Co., as representatives of Lehman Brothers Inc., Goldman, Sachs & Co., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc. and Wachovia Capital Markets LLC

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas

5.2	Opinion of Hunton & Williams LLP, Richmond, Virginia

23.1	Consent of Gibson, Dunn & Crutcher LLP, Dallas, Texas (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP, Richmond, Virginia (included in Exhibit 5.2)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION (Registrant)
DATE: December 11, 2006	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 7, 2006, by and among Atmos Energy Corporation and Lehman Brothers Inc. and Goldman, Sachs & Co., as representatives of Lehman Brothers Inc., Goldman, Sachs & Co., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc. and Wachovia Capital Markets LLC

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas

5.2	Opinion of Hunton & Williams LLP, Richmond, Virginia

23.1	Consent of Gibson, Dunn & Crutcher LLP, Dallas, Texas (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP, Richmond, Virginia included in Exhibit 5.2)